UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

current report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2014

BioScrip, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28740	05-0489664
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Clearbrook Road

Elmsford, New York 10523

(Address of principal executive offices) (Zip Code)

(914) 460-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Entry into Purchase Agreement

On February 6, 2014, BioScrip, Inc. (the “Company”), entered into a purchase agreement (the “Purchase Agreement”) with the initial purchasers named therein and the Guarantors (as defined therein), in connection with the offer and sale of $200.0 million aggregate principal amount of the Company’s 8.875% Senior Notes due 2021 (the “Notes”). The Purchase Agreement includes the terms and conditions of the offer and sale of the Notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type. The foregoing disclosure is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Private Placement of 8.875% Senior Notes due 2021

On February 11, 2014, the Company issued and sold $200 million aggregate principal amount of the Notes. The Notes are senior unsecured obligations of the Company and are fully and unconditionally guaranteed by certain subsidiaries of the Company. The Notes were offered in the United States to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act pursuant to an Indenture (the “Indenture”), dated February 11, 2014, by and among the Company, the guarantors named therein and U.S. Bank National Association, as trustee (the “Trustee”).

Interest on the Notes accrues at the rate of 8.875% per annum and is payable semi-annually in cash in arrears on February 1 and August 1 of each year, commencing on August 15, 2014. The Notes are the Company's senior unsecured obligations and rank equally in right of payment with all of its other existing and future senior unsecured indebtedness and senior in right of payment to all of its existing and future subordinated indebtedness.

The Notes are guaranteed on a full, joint and several basis by each of the Company's existing and future domestic restricted subsidiaries that is a borrower under any of the Company's credit facilities or that guarantees any of the Company's debt or that of any of its restricted subsidiaries, in each case incurred under the Company's credit facilities.

The Company may redeem some or all of the Notes prior to February 15, 2017 by paying a “make-whole” premium.  The Company may redeem some or all of the Notes on or after February 15, 2017at specified redemption prices.  In addition, prior to February 15, 2017, the Company may redeem up to 35% of Notes with the net proceeds of certain equity offerings at a price of 108.875% plus accrued and unpaid interest, if any. The Company is obligated to offer to repurchase the Notes at a price of 101% of their principal amount plus accrued and unpaid interest, if any, as a result of certain change of control events.  These restrictions and prohibitions are subject to certain qualifications and exceptions.

The Indenture contains covenants that, among other things, limit the Company's ability and the ability of certain of the Company's subsidiaries to (i) grant liens on its assets, (ii) make dividend payments, other distributions or other restricted payments, (iii) incur restrictions on the ability of the Company's restricted subsidiaries to pay dividends or make other payments, (iv) enter into sale and leaseback transactions, (v) merge, consolidate, transfer or dispose of substantially all of their assets, (vi) incur additional indebtedness, (vii) make investments, (viii) sell assets, including capital stock of subsidiaries, (ix) use the proceeds from sales of assets, including capital stock of restricted subsidiaries, and (x) enter into transactions with affiliates.  In addition, the Indenture requires, among other things, the Company to provide financial and current reports to holders of the Notes or file such reports electronically with the U.S. Securities and Exchange Commission (the “SEC”).  These covenants are subject to a number of exceptions, limitations and qualifications set forth in the Indenture.

Registration Rights Agreement

In connection with the issuance of the Notes, the Company entered into a registration rights agreement on February 11, 2014 with certain guarantors of the notes named therein and Jefferies LLC, on behalf of itself and the other initial purchasers named therein (the “Registration Rights Agreement”).  Pursuant to the Registration Rights Agreement, the Company has agreed to file an exchange offer registration statement to exchange the Notes for substantially identical notes registered under the Securities Act unless the exchange offer is not permitted by applicable law or the policy of the SEC.  The Company has also agreed to file a shelf registration statement to cover resales of notes under certain circumstances.  The Company has agreed to file the exchange offer registration statement with the SEC within 360 days of the issue date of the Notes and use commercially reasonable efforts to have the exchange offer registration statement declared effective within 450 days of the issue date and to complete the exchange offer with respect to the Notes within 30 days of effectiveness.  In addition, the Company agreed to use commercially reasonable efforts to file the shelf registration statement as promptly as practicable and to use commercially reasonable efforts to cause such shelf registration statement to be declared effective by the SEC within 90 days of the event giving rise to such obligation.  If the Company fails to satisfy its registration obligations under the Registration Rights Agreement, it will be required to pay additional interest to the holders of the Notes under certain circumstances.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures above under Item 1.01 of this Current Report are also responsive to Item 2.03 of this Current Report and are hereby incorporated by reference into this Item 2.03.

Item 8.01   Other Events.

On February 6, 2014, the Company issued a press release announcing that it had priced its previously announced offering of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On February 11, 2014, the Company issued a press release announcing that it had consummated the offering of the Notes. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Purchase Agreement, dated February 6, 2014, by and among the Company, the initial purchasers named therein and the Guarantors (as defined therein).
4.1	Indenture, dated as of February 11, 2014, by and among the Company, the guarantors named therein and U.S. Bank National Association, as trustee.
4.2	Forms of 8.875% Senior Unsecured Notes due 2021 (included within the Indenture filed as Exhibit 4.1).
4.3	Registration Rights Agreement, dated February 11, 2014, by and among the Company, the guarantors named therein and Jefferies LLC, on behalf of itself and the other initial purchasers named therein.
99.1	Press Release, dated February 6, 2014, announcing the pricing of offering of $200 million Senior Notes due 2021.
99.2	Press Release, dated February 11, 2014, announcing the consummation of offering of $200 million Senior Notes due 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

BIOSCRIP, INC.

Date: February 11, 2014	By:	/s/ Kimberlee C. Seah
Kimberlee C. Seah
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

1.1	Purchase Agreement, dated February 6, 2014, by and among the Company, the initial purchasers named therein and the Guarantors (as defined therein).
4.1	Indenture, dated as of February 11, 2014, by and among the Company, the guarantors named therein and U.S. Bank National Association, as trustee.
4.2	Forms of 8.875% Senior Unsecured Notes due 2021 (included within the Indenture filed as Exhibit 4.1).
4.3	Registration Rights Agreement, dated February 11, 2014, by and among the Company, the guarantors named therein and Jefferies LLC, on behalf of itself and the other initial purchasers named therein.
99.1	Press Release, dated February 6, 2014, announcing the pricing of offering of $200 million Senior Notes due 2021.
99.2	Press Release, dated February 11, 2014, announcing the consummation of offering of $200 million Senior Notes due 2021.